Earnout Shares	6 Months Ended
Jun. 30, 2022
Earnout Shares
Earnout Shares

(15) Earnout Shares

As part of the reverse recapitalization transaction, certain stockholders and employees are entitled to additional consideration in the form of “Earnout Shares” of the Company’s Class A common stock (and Class B common stock, with equal number of B ordinary shares of GBT JerseyCo, where the Earnout Shares have been given to certain stockholders) to be issued when the Company’s Class A common stock’s price achieves certain market share price milestones within specified periods following the reverse recapitalization transaction on May 27, 2022. These shares will be issued in tranches based on the following conditions:

(1)

If the volume-weighted average share price (“VWAP”) of the Company’s Class A common stock equals or exceeds $12.50 per share for any 20 trading days within any consecutive 30-trading day period prior to the five-year anniversary from May 27, 2022, then the Company is required to issue Class A common stock to the holders with the contingent right to receive approximately 50% of the Earnout Shares. These Earnout Shares may instead be issued in the event of a change of control (as defined in the Business Combination Agreement) prior to the five-year anniversary of the closing date if the per share consideration in such transaction is at least $12.50.

(2)

If the VWAP of the Company’s Class A common stock equals or exceeds $15.00 per share for any 20 trading days within any consecutive 30-trading day period prior to the five-year anniversary from May 27, 2022, then the Company is required to issue Class A common stock to the holders with the contingent right to receive the remainder of the Earnout Shares. These Earnout Shares may instead be issued in the event of a change of control (as defined in the Business Combination Agreement) prior to the five-year anniversary of the closing date if the per share consideration in such transaction is at least $15.00.

If the stock price thresholds mentioned above are not achieved during the five-year period from the reverse recapitalization date (assuming there is no change in control event), the Earnout Shares are forfeited for no additional consideration.

The Earnout Shares to employees are linked to the conditions of the GBTG MIP Options. As a result, the Company has accounted for such Earnout Shares as stock-based compensation under ASC 718, Compensation - Stock Compensation (“ASC 718”), and recognized an expense of $2 million during the three and six months ended June 30, 2022 in its consolidated statement of operations.

The Earnout Shares to stockholders are accounted under ASC 815. Such guidance provides that because the Earnout Shares do not meet the criteria for equity treatment thereunder, Earnout Shares must be recorded as a liability. This liability is subject to re-measurement at each balance sheet date. With each such re-measurement, the Earnout Shares liability will be adjusted to fair value, with the change in fair value recognized in the Company’s consolidated statements of operations.

The fair value of the Earnout Shares was estimated using the Monte Carlo simulation of the stock prices based on historical and implied market volatility of a peer group of public companies.

As of May 27, 2022, the initial fair value of the Earnout Shares liability was recognized at $100 million with a corresponding reduction from the additional paid-in capital in total stockholders’ equity. As of June 30, 2022 the fair value of the Earnout Shares liability was estimated to be $77 million. The Company recognized a gain on the fair value change in Earnout Shares liability of $23 million in its consolidated statement of operations for the three and six months ended June 30, 2022.